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                                                                   Exhibit 10.10


                           CROSS COVENANT NOT TO SUE

         THIS CROSS COVENANT NOT TO SUE (this "Agreement") is made and entered into as of March 31, 1998, (the "Effective Date"), by and between Aironet Wireless Communications, Inc., a Delaware corporation ("Aironet") and Telxon Corporation, a Delaware corporation ("Telxon").

                                   BACKGROUND

         WHEREAS, Telxon has heretofore been the principal stockholder of Aironet;

         WHEREAS, simultaneously with the execution of this Agreement, Aironet is selling shares of its common stock to investors in a private sale (the "Offering"); and

         WHEREAS, Telxon and Aironet desire to enter into this Agreement in order to ensure that: (i) Aironet may continue to engage in its business as conducted on the Effective Date without risk of suit for infringing any intellectual property or trade secrets of Telxon; and (ii) Telxon may continue to engage in its business as conducted on the Effective Date without risk of suit for infringing any intellectual property or trade secrets or Aironet.

         NOW, THEREFORE, in consideration of the foregoing and of the agreements made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                   AGREEMENT

1.  DEFINITIONS

         Initially capitalized terms are defined in this Agreement where first used, except that the following terms shall have the meanings specified in this
Section 1:

         "AIRONET CONFIDENTIAL INFORMATION" means any and all of Aironet's confidential information and trade secrets of any type or description, including know how, existing at the Effective Date.

         "AIRONET COPYRIGHTS" means any and all of Aironet's copyrights and mask work rights throughout the world, whether or not registered, existing at the Effective Date.

         "AIRONET PATENTS" means any and all of Aironet's patents and patent applications throughout the world existing at the Effective Date (together with all continuations, continuations in part, divisions, reissues, additions or extensions thereof).

         "AIRONET PRODUCTS" means any and all of Aironet's products (and any components and subassemblies of such products) which exist or which have been publically announced by Aironet


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as a product offering (as evidenced by documents kept in the ordinary course of
Aironet's business) at or prior to the Effective Date.

         "AIRONET PROPRIETARY RIGHTS" means any and all Aironet Patents, Aironet Copyrights and Aironet Confidential Information.

         "CURRENT AIRONET PRACTICES AND PRODUCTS" means Aironet's practice of Telxon Proprietary Rights (including its practice of any method claimed in any Telxon Patents) substantially in the manner as practiced by Aironet at or prior to the Effective Date, and Aironet Products substantially in their form and configuration at the Effective Date.

         "CURRENT TELXON PRACTICES AND PRODUCTS" means Telxon's practice of Aironet Proprietary Rights (including its practice of any method claimed in any Aironet Patents) substantially in the manner as practiced by Telxon at or prior to the Effective Date, and Telxon Products substantially in their form and configuration at the Effective Date.

         "TELXON CONFIDENTIAL INFORMATION" means any and all of Telxon's confidential information and trade secrets of any type or description, including know how, existing at the Effective Date.

         "TELXON COPYRIGHTS" means any and all of Telxon's copyrights and mask work rights throughout the world, whether or not registered, existing at the Effective Date.

         "TELXON PATENTS" means any and all of Telxon's patents and patent applications throughout the world existing at the Effective Date (together with all continuations, continuations in part, divisions, reissues, additions or extensions thereof).

         "TELXON PRODUCTS" means any and all of Telxon's products (and any components and subassemblies of such products) which exist or which have been publically announced by Telxon as a product offering (as evidenced by documents kept in the ordinary course of Telxon's business) at or prior to the Effective Date.

         "TELXON PROPRIETARY RIGHTS" means any and all Telxon Patents, Telxon Copyrights and Telxon Confidential Information.

2.  AIRONET PROPRIETARY RIGHTS

         2.1 Aironet agrees that it will not bring any action or suit under any legal theory against Telxon or any transferees of Telxon Products that Current Telxon Practices and Products infringe or violate any Aironet Proprietary Rights.

         2.2 Notwithstanding Section 2.1 to the contrary, Telxon acknowledges and agrees that Aironet makes no agreement regarding suit or action, and no right or license is granted by this


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Agreement, either expressly, by implication, estoppel or otherwise, to Telxon or any other person or entity with respect to any Aironet Products.

         2.3 Telxon shall have no right, either expressly or by implication, to assign, license, re- license or sub-license, in whole or in part, any rights granted to it hereunder without the written consent of Aironet.

3.  TELXON PROPRIETARY RIGHTS

         3.1 Telxon agrees that it will not bring any action or suit under any legal theory against Aironet or any transferees of Aironet Products that Current Aironet Practices and Products infringe or violate any Telxon Proprietary Rights.

         3.2 Notwithstanding Section 3.1 to the contrary, Aironet acknowledges and agrees that Telxon makes no agreement regarding suit or action, and no right or license is granted by this Agreement, either expressly, by implication, estoppel or otherwise, to Aironet or any other person or entity with respect to Telxon Products.

         3.3 Aironet shall have no right, either expressly or by implication, to assign, license, relicense or sub-license, in whole or in part, any rights granted to it hereunder without the written consent of Telxon.

4.  WARRANTY DISCLAIMER

         AIRONET DISCLAIMS ALL WARRANTIES, EXPRESSED OR IMPLIED, WITH RESPECT TO THE AIRONET PROPRIETARY RIGHTS, AND TELXON DISCLAIMS ALL WARRANTIES, EXPRESSED OR IMPLIED, WITH RESPECT TO THE TELXON PROPRIETARY RIGHTS, AND WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, NEITHER REPRESENTS OR WARRANTS: (A) THAT ANY PATENTS WILL ISSUE UNDER ANY PATENT APPLICATIONS INCLUDED IN ITS PROPRIETARY RIGHTS; (B) THE SCOPE, COVERAGE, VALIDITY OR ENFORCEABILITY OF ANY PROPRIETARY RIGHTS; (C) THAT PRACTICE OF THE METHODS OR THE MAKING, SELLING OR USING OF PRODUCTS COVERED BY ANY OF THE PROPRIETARY RIGHTS WILL NOT INFRINGE ANY OTHER PARTY'S PROPRIETARY RIGHTS; OR (D) ANY OTHER MATTER WITH RESPECT TO THE PROPRIETARY RIGHTS, WHETHER EXPRESS OR IMPLIED OR ARISING UNDER ANY STATUTE OR FROM ANY COURSE OF DEALING, USAGE OF TRADE OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.


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5.  TERM AND TERMINATION

         5.1 The "Term" of this Agreement is the period commencing on the Effective Date and ending upon the expiration of all legally enforceable rights included in the Aironet Proprietary Rights and the Telxon Proprietary Rights.

         5.2 In case of a breach of this Agreement, the non-breaching party shall have shall have the right at law to seek damages and/or at equity to enjoin the specific activity giving rise to the breach.

         5.3 This Agreement may not be terminated prior to the expiration of the Term except by the mutual agreement of the parties.

6.  NOTICES

         Except as otherwise set forth herein, all notices given in connection with this Agreement shall be in writing and shall be delivered either by personal delivery, by telegram, telex, telecopy or similar facsimile means, by certified or registered mail, return receipt requested, or by express courier or delivery service, addressed to the president of the addressee at its principal place of business, or at such other address as such party shall have previously designated by written notice given to the other party in the manner set forth in this Section 6. Notices shall be deemed given when received if sent by telegrams, telex, telecopy or similar facsimile means (confirmation of such receipt by confirmed facsimile transmission being deemed receipt of communications sent by telex, telecopy or other facsimile means); and when delivered and receipted for (or upon the date of attempted deliver where delivery is refused), if hand delivered, sent by express courier or delivery service, or sent by certified or registered mail, return receipt requested.

7.  MISCELLANEOUS

         7.1 This Agreement constitutes the entire Agreement and understanding between the parties as to their right to conduct their businesses without suit by the other party, and supersedes and replaces all prior or contemporaneous agreements, written or oral, as to the subject matter. This Agreement may be altered only in a writing stating that it is an amendment or modification to this Agreement, and signed by an authorized representative of each of the parties.

         7.2 Any term or provision of this Agreement which is invalid or unenforceable or in conflict with the law of any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such invalidity or un-enforce ability without affecting the validity of the remaining terms and provisions of this Agreement or affecting the validity or enforce ability of any of the terms and provisions of this Agreement in any other jurisdiction.

         7.3 Neither this Agreement nor any provision hereof may be released, discharged, waived, abandoned, or modified in any manner, except by an instrument in writing. Any waiver


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of a default or condition hereof by either party shall not be deemed a continuing waiver of such default or condition. Any delay or omission by either party to exercise any right or remedy under this Agreement shall not be construed to be a waiver of any such right or remedy or any right hereunder. All of the rights and remedies of both parties hereto shall be cumulative and may be exercised separately or concurrently.

         7.4 This Agreement does not constitute a partnership, joint venture or agency between the parties hereto, nor shall either of the parties hold itself out as such, and neither party shall become bound or become liable because of any representation, action or omission of the other.

         7.5 This Agreement is binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

         7.6 The heading of sections and other subdivisions hereof are inserted only for the purpose of convenient reference and it is recognized that they may not adequately or accurately describe the contents of the provisions which they head. Such headings shall not be deemed to govern, limit, modify or in any other manner affect the scope, meaning or intent of the provisions of this Agreement or any part or portion thereof, nor shall they otherwise be given any legal effect.

         7.7 Where the context of this Agreement requires, singular terms shall be considered plural, and plural terms shall be considered singular, and feminine, masculine and neuter pronouns shall have equivalent meanings. All exhibits attached hereto are incorporated herein by this reference.

         7.8 This Agreement shall be governed by, performed under and construed in accordance with the laws of the State of Ohio without giving effect to conflict of laws principles.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

Aironet Wireless Communications, Inc.              Telxon Corporation


By:  /s/ Roger J. Murphy                           By:  /s/ Kenneth W. Haver
     ------------------------                           ------------------------

Name:    Roger J. Murphy                           Name: Kenneth W. Haver
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Its:     President & CEO                           Its: Senior Vice President
     ------------------------                           ------------------------
                                                        Chief Financial Officer


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